SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : October 25, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S6)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-49820-17                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S6 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wilshire Credit Corporation, as servicer, and The Chase Manhattan Bank, as trustee. On October 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date:  October 31, 2001            By:  /s/ Thomas M. Britt
                                   Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2001

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               October 25, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1      74,547,536.00   55,388,593.39      3,446,566.87      159,761.47      3,606,328.34     0.00         0.00     51,942,026.52
P               100.00          100.00              0.00       15,299.16         15,299.16     0.00         0.00            100.00
IIA1     99,912,229.00   81,353,251.77      3,482,492.40      461,001.76      3,943,494.16     0.00         0.00     77,870,759.37
IIP         236,510.36      193,468.58          7,041.23            0.00          7,041.23     0.00         0.00        186,427.35
IIIA1    38,038,667.00   28,417,045.05      2,140,498.69       86,701.59      2,227,200.28     0.00         0.00     26,276,546.36
AR1             100.00            0.00              0.00            0.00              0.00     0.00         0.00              0.00
AR2             100.00            0.00              0.00            0.00              0.00     0.00         0.00              0.00
AR3             100.00            0.00              0.00            0.00              0.00     0.00         0.00              0.00
B1       14,939,278.00   14,939,278.00              0.00      100,250.60        100,250.60     0.00         0.00     14,939,278.00
B2       11,353,858.65   11,353,858.65              0.00       80,921.28         80,921.28     0.00         0.00     11,353,858.65
TOTALS  239,028,479.01  191,645,595.44      9,076,599.19      903,935.86      9,980,535.05     0.00         0.00    182,568,996.25

IA2      74,547,536.00   55,388,593.39              0.00      272,697.56        272,697.56     0.00         0.00     51,942,026.52
XII      24,574,026.41   20,686,403.17              0.00      137,909.35        137,909.35     0.00         0.00     19,971,026.96
IIIA2    38,038,667.00   28,417,045.05              0.00      133,479.58        133,479.58     0.00         0.00     26,276,546.36
XB1       1,960,780.24    1,960,780.24              0.00       13,071.87         13,071.87     0.00         0.00      1,960,780.24
XB2         734,661.43      734,661.44              0.00        5,203.85          5,203.85     0.00         0.00        734,661.44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1      22540AG44       742.99697028    46.23314270   2.14308183     48.37622453          696.76382758        IA1      3.461250 %
P        22540AJ25     1,000.00000000     0.00000000       ###             ###           1,000.00000000        P        9.409273 %
IIA1     22540AG93       814.24719060    34.85551704   4.61406741     39.46958445          779.39167357        IIA1     6.800000 %
IIP      22540AH35       818.01313059    29.77133856   0.00000000     29.77133856          788.24179203        IIP      0.000000 %
IIIA1    22540AH43       747.05680538    56.27165353   2.27930148     58.55095501          690.78515186        IIIA1    3.661250 %
AR1      22540AG69         0.00000000     0.00000000   0.00000000      0.00000000            0.00000000        AR1      9.409273 %
AR2      22540AG77         0.00000000     0.00000000   0.00000000      0.00000000            0.00000000        AR2      9.409273 %
AR3      22540AG85         0.00000000     0.00000000   0.00000000      0.00000000            0.00000000        AR3      9.409273 %
B1       22540AH68     1,000.00000000     0.00000000   6.71053849      6.71053849        1,000.00000000        B1       8.052646 %
B2       22540AH84     1,000.00000000     0.00000000   7.12720516      7.12720516        1,000.00000000        B2       8.552646 %
TOTALS                   801.76887806    37.97287766   3.78170779     41.75458544          763.79600040

IA2      22540AG51       742.99697028     0.00000000   3.65803586      3.65803586          696.76382758        IA2      5.908023 %
XII      22540AH27       841.79950102     0.00000000   5.61199649      5.61199649          812.68843074        XII      8.000000 %
IIIA2    22540AH50       747.05680538     0.00000000   3.50904988      3.50904988          690.78515186        IIIA2    5.636599 %
XB1      22540AH76     1,000.00000000     0.00000000   6.66666755      6.66666755        1,000.00000000        XB1      8.000000 %
XB2      22540AH92     1,000.00001361     0.00000000   7.08333089      7.08333089        1,000.00001361        XB2      8.500000 %

---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
             The Chase Manhattan Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: Thomas Britt/Chase

                                      -6-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               October 25, 2001



Sec. 4.06(i) Scheduled Principal
                Group 1 Scheduled Principal                            64,114.72
                Group 2 Scheduled Principal                           116,425.98
                Group 3 Scheduled Principal                            37,053.29

             Principal Prepayments
                Group 1 Principal Prepayments                       3,287,292.87
                Group 2 Principal Prepayments                       3,110,720.62
                Group 3 Principal Prepayments                       1,808,478.04

             Curtailment
                Group 1 Curtailment                                    94,897.17
                Group 2 Curtailment                                   261,896.98
                Group 3 Curtailment                                   294,380.86

             Liquidation Proceeds
                Group 1 Liquidation Proceeds                               0.00
                Group 2 Liquidation Proceeds                               0.00
                Group 2 Liquidation Proceeds                               0.00

             Gross Interest
                Group 1 Gross Interest                               655,124.82
                Group 2 Gross Interest                               952,570.56
                Group 2 Gross Interest                               332,363.23


Sec. 4.06(ii) Class Unpaid Interest Shortfall
                Class IA1 Unpaid Interest Shortfall                      0.00
                Class IIA1 Unpaid Interest Shortfall                     0.00
                Class XII Unpaid Interest Shortfall                      0.00
                Class IIIA1 Unpaid Interest Shortfall                    0.00
                Class IIIA2 Unpaid Interest Shortfall                    0.00
                Class AR1 Unpaid Interest Shortfall                      0.00
                Class AR2 Unpaid Interest Shortfall                      0.00
                Class AR3 Unpaid Interest Shortfall                      0.00
                Class B1 Unpaid Interest Shortfall                       0.00
                Class XB1 Unpaid Interest Shortfall                      0.00
                Class B2 Unpaid Interest Shortfall                       0.00
                Class XB2 Unpaid Interest Shortfall                      0.00

Sec. 4.06(v) Beginning Collateral Balance
                Group 1 Beginning Collateral Balance               64,602,483.71
                Group 2 Beginning Collateral Balance               93,924,657.51
                Group 3 Beginning Collateral Balance               33,118,454.29

Sec. 4.06(v) Ending Collateral Balance
                Group 1 Ending Collateral Balance                  61,155,916.84
                Group 2 Ending Collateral Balance                  90,435,123.88
                Group 3 Ending Collateral Balance                  30,977,955.60

Sec. 4.06(vi) Senior Percentage
                Group1 Senior Percentage                                85.74 %
                Group2 Senior Percentage                                86.62 %
                Group3 Senior Percentage                                85.80 %

                Subordinate Percentage
                Group1 Subordindate Percentage                          14.26 %
                Group2 Subordinate Percentage                           13.38 %
                Group3 Subordinate Percentage                           14.20 %

Sec. 4.06(vii) Servicing Fees
                Group1 Servicing Fee                                35,531.36
                Group2 Servicing Fee                                70,502.09
                Group3 Servicing Fee                                14,627.31

Sec. 4.06(ix) Advances
                Group1 Advances                                         0.00
                Group2 Advances                                         0.00
                Group3 Advances                                         0.00


                                      -7-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               October 25, 2001



Sec. 4.06(x)

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

Group 1
        Category        Number      Principal Balance      Percentage
        1 Month          9              711,147.82                  1.16 %
        2 Month          5              260,670.27                  0.43 %
        3 Month         21            1,055,522.84                  1.73 %
        Total           35            2,027,340.93                  3.32 %


Group 2
        Category        Number      Principal Balance      Percentage
        1 Month        43            1,312,730.60                  1.45 %
        2 Month        13              454,357.93                  0.50 %
        3 Month        50            1,413,061.08                  1.56 %
        Total         106            3,180,149.61                  3.51 %


Group 3
        Category        Number      Principal Balance     Percentage
        1 Month        6              415,751.30                  1.34 %
        2 Month        1              146,618.95                  0.47 %
        3 Month       12              940,932.61                  3.04 %
         Total        19            1,503,302.86                  4.85 %

Group Totals
        Category        Number      Principal Balance     Percentage
        1 Month       58            2,439,629.72                  1.34 %
        2 Month       19              861,647.15                  0.47 %
        3 Month       83            3,409,516.53                  1.87 %
         Total        60            6,710,793.40                  3.68 %



Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

        Group 1
                Number      Principal Balance    Percentage
                   3                164,988.27                 0.27 %

        Group 2
                Number      Principal Balance    Percentage
                   9                327,411.00                 0.36 %

        Group 3
                Number      Principal Balance    Percentage
                   0                      0.00                 0.00 %

        Group Totals
                Number      Principal Balance    Percentage
                  12                492,399.27                 0.27 %


Sec. 4.06(xii) Number and Aggregate Principal Amounts of REO Loans


        Group 1
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 2
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group 3
                Number      Principal Balance    Percentage
                0               0.00               0.00%

        Group Totals
                Number      Principal Balance    Percentage
                0               0.00               0.00%

                                      -8-

                            CS First Boston 2001-S6
                        Statement to Certificate Holders
                               October 25, 2001



Sec. 4.06(xiv) Senior Prepayment Percentage
                Group I Senior Prepayment Percentage            100 %
                Group II Senior Prepayment Percentage           100 %
                Group III Senior Prepayment Percentage          100 %

Sec. 4.06(xv) Subordinate Prepayment Percentage
                Group I Subordinate Prepayment Percentage         0 %
                Group II Subordinate Prepayment Percentage        0 %
                Group III Subordinate Prepayment Percentage       0 %


Sec. 4.06(xvi) Current Realized Losses
                Group1 Current Realized Losses                  0.00
                Group2 Current Realized Losses                  0.00
                Group3 Current Realized Losses                  0.00

               Cumulative Realized Losses
                Group1 Cumulative Realized Losses               0.00
                Group2 Cumulative Realized Losses               0.00
                Group3 Cumulative Realized Losses               0.00

Sec. 4.6(xvii) Special Hazard Coverage Amount              1,825,689.96
Bankruptcy Loss Coverage Amount                              100,000.00

Trustee Fee                                                 1,597.05
Loss Mitigation Fee                                         1,552.27
Pool Insurance Fee                                        333,205.34
Special Hazard Fee                                         28,746.84
Certificate Insurer Premium                                 2,793.52

Reset Rates for Next Period
1 Month LIBOR (2 Business Days Prior to Current Distribution Date)   2.42000 %
Class IA-1                                                           3.22000 %
Class IIIA-1                                                         3.42000 %

Inverse Floater Pass-Through Rates for Next Period
Class IA-2                                                           6.15007 %
Class IIIA-2                                                         5.91409 %
Class B-1                                                            8.06772 %
Class B-2                                                            8.56772 %

